SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 23, 2003
                         Commission File Number: 1-18592


                           Merit Medical Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Utah                                             87-0447695
-------------------------------                          ---------------------
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                            Identification No.)


        1600 W. Merit Parkway
         South Jordan, Utah                                       84095-2415
----------------------------------------                       ---------------
(Address of Principal Executive Offices)                          (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 253-1600


                                       N/A
        (Former name, former address, and formal fiscal year, if changed since last report)





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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release Issued by Merit Medical Systems, Inc., dated July 23, 2003, titled "Merit Medical Reports Record Sales and Earnings, up 20% and 56% Respectively, for the Second Quarter Ended June 30, 2003", together with related Income Statements and Balance Sheets


Item 9. Regulation FD Disclosure (including Item 12 information).

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under this Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 23, 2003, Merit Medical Systems, Inc. ("Merit") issued a press release announcing financial results for the first quarter of 2003. The full text of Merit's press release, and the related Income Statements and Balance Sheets, are attached hereto as Exhibit 99.1.

Forward Looking Statements

         Statements in this Current Report on Form 8-K, including exhibits, that are not purely historical facts, including statements regarding Merit's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, market acceptance of Merit's products, product introductions, potential product recalls, delays in obtaining regulatory approvals, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new products and techniques that could render Merit's products obsolete, product liability claims, infringing technology, inability to protect Merit's proprietary technology, foreign currency fluctuations and changes in health care markets related to health care reform initiatives. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future results is contained in Merit's filings with the Securities and Exchange Commission, including Merit's Annual Report on Form 10-K for the year ended December 31, 2002. Merit undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                           MERIT MEDICAL SYSTEMS, INC.

                           By:
                               -------------------------------------------------
                                  Kent W. Stanger, Chief Financial Officer,
                                  Secretary and Treasurer

July 23, 2003



                                      EXHIBIT INDEX

    EXHIBIT                            DESCRIPTION
    NUMBER

     99.1 Press Release Issued by Merit Medical Systems, Inc., dated July 23, 2003, titled "Merit Medical Reports Record Sales and Earnings, up 20% and 56% Respectively, for the Second Quarter Ended June 30, 2003", together with related Income Statements and Balance Sheets
                ----------------------------------------------------------------




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